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                                                                     EXHIBIT  23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-93942, No. 33-87036 and No. 333-20185.


                                               /s/ Arthur Andersen LLP


Philadelphia, Pa.,
September 25, 1998